DERIVATIVE INSTRUMENTS (Fair Value of Foreign Currency Cash Flow Hedges) (Details) (Foreign exchange contracts [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2013 Designated as Hedging Instrument [Member]	Dec. 31, 2012 Designated as Hedging Instrument [Member]	Dec. 31, 2013 Designated as Hedging Instrument [Member] Other accounts receivable and prepaid expenses [Member]	Dec. 31, 2012 Designated as Hedging Instrument [Member] Other accounts receivable and prepaid expenses [Member]
Derivatives, Fair Value [Line Items]
Derivative fair value		$ 330	$ 517	$ 330	$ 517
Notional amount	5,200
Amount expected to be reclassified to earnings	$ 330
Estimated period for transfer to earnings	6 months